POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, THE VINTAGE FUNDS, a business trust organized under the laws of the State of Indiana (hereinafter referred to as the "Trust"), proposes to file a Registration Statement on Form N-14 with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended; and

     WHEREAS, the undersigned is a Trustee and officer of the Trust;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints JAMES R. CUMMINS and DONALD S. MENDELSOHN, and each of them, his attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file such Registration Statement and any and all amendments thereto (including pre-effective and post-effective amendments), hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 26th day of September, 1996.

                              /s/Timothy L. Ashburn
                              TIMOTHY L. ASHBURN, Trustee and
                              President

STATE OF INDIANA         )
                         )    ss:
COUNTY OF MARION         )

     Before me, a Notary Public, in and for said county and state, personally appeared TIMOTHY L. ASHBURN, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

     WITNESS my hand and official seal this 26TH day of September, 1996.

                              /s/Carol J. Highsmith
                              Carol J. Highsmith
                              Notary Public

                           POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, THE VINTAGE FUNDS, a business trust organized under the laws of the State of Indiana (hereinafter referred to as the "Trust"), proposes to file a Registration Statement on Form N-14 with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended; and

     WHEREAS, the undersigned is an Officer of the Trust;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints JAMES R. CUMMINS and DONALD S. MENDELSOHN, and each of them, his attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file such Registration Statement and any and all amendments thereto (including pre-effective and post-effective amendments), hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 30th day of September, 1996.


                              /s/Thomas G. Napurano
                              THOMAS G. NAPURANO, Treasurer

STATE OF INDIANA         )
                         )    ss:
COUNTY OF MARION         )

     Before me, a Notary Public, in and for said county and state, personally appeared THOMAS G. NAPURANO, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

     WITNESS my hand and official seal this 30TH day of September, 1996.


                              /s/Carol J. Highsmith
                              Carol J. Highsmith
                              Notary Public

                           POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, THE VINTAGE FUNDS a business trust organized under the laws of the State of Indiana (hereinafter referred to as the "Trust"), proposes to file a Registration Statement and Form N-14 with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended; and

     WHEREAS, the undersigned is a Trustee of the Trust;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints JAMES R. CUMMINS and DONALD S. MENDELSOHN, and each of them, his attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file such Registration Statement and any and all amendments thereto (including pre-effective and post-effective amendments), hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 30th day of September, 1996.


                              /s/ Charles H. Binger
                              CHARLES H. BINGER, Trustee



STATE OF MISSOURI        )
                         )    ss:
COUNTY OF ST. LOUIS      )

     Before me, a Notary Public, in and for said county and state, personally appeared CHARLES H. BINGER, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

     WITNESS my hand and official seal this 30th day of September, 1996.


                              /s/ Jack Tidwell
                              Notary Public
                           POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, THE VINTAGE FUNDS, a business trust organized under the laws of the State of Indiana (hereinafter referred to as the "Trust"), proposes to file a Registration Statement on Form N-14 with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended; and

     WHEREAS, the undersigned is a Trustee of the Trust;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints JAMES R. CUMMINS and DONALD S. MENDELSOHN, and each of them, his attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file such Registration Statement and any and all amendments thereto (including pre-effective and post-effective amendments), hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 28th day of September, 1996.


                                   /s/ Daniel J. Condon
                                   DANIEL J. CONDON, Trustee

STATE OF KENTUCKY             )
                              )    ss:
COUNTY OF SCOTT               )

     Before me, a Notary Public, in and for said county and state, personally appeared DANIEL J. CONDON, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

     WITNESS my hand and official seal this 28th day of September, 1996.


                                   /s/ Jackie A. Grant
                                   Notary Public

                           POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, THE VINTAGE FUNDS, a business trust organized under the laws of the State of Indiana (hereinafter referred to as the "Trust"), proposes to file a Registration Statement on Form N-14 with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended; and

     WHEREAS, the undersigned is a Trustee of the Trust;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints JAMES R. CUMMINS and DONALD S. MENDELSOHN, and each of them, his attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file such Registration Statement and any and all amendments thereto (including pre-effective and post-effective amendments), hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 27th day of September, 1996.


                              /s/ P. L. Conover
                              PHILIP L. CONOVER, Trustee

STATE OF FLORIDA              )
                              )    ss:
COUNTY OF SARASOTA            )

     Before me, a Notary Public, in and for said county and state, personally appeared PHILIP L. CONOVER, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

     WITNESS my hand and official seal this 30th day of September, 1996.

                              /s/ Brenda L. Hershey
                              Notary Public

                           POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, THE VINTAGE FUNDS a business trust organized under the laws of the State of Indiana (hereinafter referred to as the "Trust"), proposes to file a Registration Statement on Form N-14 with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended; and

     WHEREAS, the undersigned is a Trustee of the Trust;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints JAMES R. CUMMINS and DONALD S. MENDELSOHN, and each of them, his attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file such Registration Statement and any and all amendments thereto (including pre-effective and post-effective amendments), hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 27th day of September, 1996.

                              /s/Jack R. Orben
                              JACK R. ORBEN, Trustee

STATE OF NEW YORK             )
                              )    ss:
COUNTY OF WESTCHESTER         )

     Before me, a Notary Public, in and for said county and state, personally appeared JACK R. ORBEN, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

     WITNESS my hand and official seal this 27th day of September, 1996.


                              /s/ J. Brian Hansbury
                              Notary Public

                           POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, THE VINTAGE FUNDS, a business trust organized under the laws of the State of Indiana (hereinafter referred to as the "Trust"), proposes to file a Registration Statement on Form N-14 with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended; and

     WHEREAS, the undersigned is a Trustee of the Trust;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints JAMES R. CUMMINS and DONALD S. MENDELSOHN, and each of them, his attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file such Registration Statement and any and all amendments thereto (including pre-effective and post-effective amendments), hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 27th day of September, 1996.


                              /s/ David E. LaBelle
                              DAVID E. LaBELLE, Trustee

STATE OF TEXAS           )
                         )    ss:
COUNTY OF DALLAS         )

     Before me, a Notary Public, in and for said county and state, personally appeared DAVID E. LaBELLE, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

     WITNESS my hand and official seal this 27th day of September, 1996.


                              /s/ Betty C. Cassato
                              Notary Public